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                                                                    EXHIBIT 10.2


                CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT


     THIS CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT, dated as of __________, 2005, is entered into among Teekay Shipping Corporation, a Marshall Islands corporation ("Teekay"); Teekay GP L.L.C., a Marshall Islands limited liability company ("GP LLC"); Teekay LNG Partners L.P., a Marshall Islands limited partnership (the "MLP"); Teekay LNG Operating L.L.C., a Marshall Islands limited liability company (the "OLLC"); and Teekay Shipping Spain S.L., a Spanish company ("Teekay Spain"). The foregoing shall be referred to individually as a "Party" and collectively as the "Parties." Certain capitalized terms have the meanings assigned to them in Article I hereof.

                                    RECITALS

     A. Teekay and GP LLC have formed the MLP pursuant to the Marshall Islands Limited Partnership Act for the purpose of, among other things, acquiring, owning and operating substantially all the assets of certain subsidiaries of Teekay used in the business of providing crude oil and liquefied natural gas ("LNG") marine transportation services.

     B. To accomplish the objectives and purposes in the preceding recital, the following actions have been taken prior to the date hereof:

     1. Teekay formed GP LLC under the terms of the Marshall Islands Limited Liability Company Act (the "Marshall Islands LLC Act") and contributed $1,000 in exchange for all of the member interests in GP LLC.

     2. GP LLC and Teekay formed the MLP, to which GP LLC contributed $20 and Teekay contributed $980 in exchange for a 2% general partner interest and 98% limited partner interest, respectively.

     3. Each of Teekay Shipping Spain, S.A., Naviera Teekay Gas, S.A., Naviera Teekay Gas II, S.A., Naviera Teekay Gas III, S.A., Naviera Teekay Gas IV, S.A. and Teekay Servicos Maritimos, S.A. converted from a Spanish sociedad anonima to a Spanish sociedad de responsabilidad limitada named Teekay Spain, Naviera Teekay Gas, S.L. ("Gas I"), Naviera Teekay Gas II, S.L. ("Gas II"), Naviera Teekay Gas III, S.L. ("Gas III"), Naviera Teekay Gas IV, S.L. ("Gas IV") and Teekay Servicos Maritimos, S.L. (collectively, the "Subs").



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     4.   Teekay formed the OLLC pursuant to the Marshall Islands LLC Act and contributed $[100] in exchange for all of the member interests in the OLLC.

     C. Shortly before the consummation of the transactions contemplated hereby:

     1. Teekay made a $___ million loan to Luxco in exchange for a (a) $__ million note and (b) $___ million note.

     2. Teekay Luxembourg S.a.r.l. ("Luxco") invested $__ million in shares of Teekay Spain, S.L. ("SpainCo"), and Luxco and SpainCo made loans to the Subs in an aggregate amount of $__ million.

     3. The Subs used the funds received as a result of the actions described in Recital C.2 above, as well as existing cash of $____ million, to repay debt outstanding of $____ million and make $___ million in swap cancellation payments.

     4. Teekay contributed (a) all of Teekay's interest in Luxco, (b) a note receivable in the amount of $____ million due to Teekay from Luxco, and (c) all of Teekay's interest in Granada Spirit L.L.C., a Marshall Islands limited liability company ("Granada"), an indirect, wholly owned subsidiary of Teekay that owns the Suezmax tanker the Granada Spirit to the OLLC as a capital contribution and in exchange for a $___ million note payable.

     5. Teekay made a capital contribution to the GP LLC of a member interest in the OLLC with an aggregate value equal to 2% of the equity value of the MLP (the "Initial OLLC Interest").

     6. The GP LLC contributed the Initial OLLC Interest to the MLP in exchange for (a) a continued 2% general partner interest in the MLP and (b) the Incentive Distribution Rights.

     7. Teekay contributed to the MLP all of its remaining member interest in the OLLC (the "Remaining OLLC Interest") in exchange for (a) a continued 98% limited partner interest in the MLP and (b) a $___ million note payable (the "Note").

     8 Each of the Subs, Luxco, SpainCo, Granada, Teekay II Iberia S.L., and the OLLC filed elections to be disregarded for United States federal tax purposes.


CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT

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     9.   Teekay Spain and Gas I will enter into an amendment and restatement of the Existing Credit Facility that will be used for general working capital purposes and distributions.

     D. Concurrently with the consummation of the transactions contemplated hereby, each of the following matters shall occur:

     1. Teekay's limited partner interest in the MLP will be converted to (a) 8,984,572 Common Units, representing a 30.4% limited partner interest in the MLP, and (b) 14,484,572 Subordinated Units, representing a 49% limited partner interest in the MLP.

     2. The public, through the underwriters of the Offering (the "Underwriters"), will contribute $115.5 million (the "Offering Proceeds") in cash to the MLP in exchange for 5,500,000 Common Units in the MLP.

     3. The MLP will use the Offering Proceeds to (a) pay the underwriting discounts and commissions of $8.1 million, (b) pay other transaction expenses incurred by the MLP in connection with the Offering of approximately $3.4 million and (c) repay the Note.

     4. The agreements of limited partnership and the limited liability company agreements of the aforementioned entities will be amended and restated to the extent necessary to reflect the applicable matters set forth above and in Article III and Article IV of this Agreement.


                                    AGREEMENT

     NOW, THEREFORE, in consideration of their mutual undertakings and agreements hereunder, the Parties undertake and agree as follows:


                                    ARTICLE I
                            DEFINITIONS; RECORDATION

     1.1 DEFINITIONS. The following capitalized terms have the meanings given below.

     "Acts" shall mean collectively the Marshall Islands Limited Partnership Act and the Marshall Islands LLC Act.

     "Agreement" means this Contribution, Conveyance and Assumption Agreement.


CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT

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     "Assets" means the assets, rights and interests contributed and conveyed
(or intended so to be) as reflected in this Agreement.

     "Attorney-In-Fact" has the meaning assigned to such term in Section 7.2.

     "Bank Credit Facility" has the meaning assigned to such term in Section
2.5.

     "Beneficial Owner" has the meaning assigned to such term in Section 8.2.

     "Common Units" has the meaning assigned to such term in the Partnership Agreement.

     "Conveyed Assets" has the meaning assigned to such term in Section 7.2.

     "Conveying Parties" has the meaning assigned to such term in Section 7.2.

     "Effective Date" means _________________, 2005.

     "Effective Time" means the time when the transactions contemplated by
Article III hereof have been consummated.

     "Existing Credit Facility" means the Agreement dated as of February 22, 2001, by and among Naviera Teekay Gas, S.L., as the borrower, the Banks named therein, Chase Manhattan International Limited, as agent, and the other parties thereto.

     "Hazardous Substances" has the meaning assigned to such term in the Omnibus Agreement.

     "GP LLC" has the meaning assigned to such term in the first paragraph of this Agreement.

     "Incentive Distribution Rights" has the meaning assigned to such term in the Partnership Agreement.

     "Initial OLLC Interest" has the meaning assigned to such term in Recital
C.5.

     "Initial OLLC Liabilities" shall mean all of the liabilities and obligations of the OLLC relating to the Initial OLLC Interest.

     "LNG" has the meaning assigned to such term in Recital A to this Agreement.

     "Laws" means any and all laws, statutes, ordinances, rules or regulations promulgated by a governmental authority, orders of a governmental authority, judicial decisions, decisions of arbitrators or determinations of any governmental authority or court.


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     "Luxco" has the meaning assigned to such term in Recital C.2 of this
Agreement.

     "MLP" has the meaning assigned to such term in the first paragraph of this Agreement.

     "Marshall Islands LLC Act" has the meaning assigned to such term in Recital
B.1 of this Agreement.

     "Offering" means the initial public offering and transfer of title of 5,500,000 Common Units by the MLP to the public.

     "Offering Proceeds" has the meaning assigned to such term in Recital D.2 of this Agreement.

     "OLLC" has the meaning assigned to such term in the first paragraph of this Agreement.

     "Omnibus Agreement" means the Omnibus Agreement dated of even date herewith, by and among Teekay, GP LLC, the OLLC and the MLP.

     "Partnership Agreement" means the First Amended and Restated Agreement of Limited Partnership of the MLP, as it may be amended from time to time.

     "Partnership Group" has the meaning assigned to such term in the Omnibus Agreement.

     "Party and Parties" have the meanings assigned to such terms in the first paragraph of this Agreement.

     "Registration Statement" means the registration statement on Form F-1 (File No. 333-120727) filed by the MLP relating to the Offering, as it may be amended.

     "Remaining OLLC Interest" has the meaning assigned to such term in Recital
C.7 of this Agreement.

     "Remaining OLLC Liabilities" means all of the liabilities and obligations of the OLLC relating to the Remaining OLLC Interest.

     "Restriction" has the meaning assigned to such term in Section 8.2.

     "Restriction Asset" has the meaning assigned to such term in Section 8.2.

     "Specific Conveyances" has the meaning assigned to such term in Section
3.5.


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     "Subordinated Units" has the meaning assigned to such term in the
Partnership Agreement.

     "Subs" has the meaning assigned to such term in Recital B.3 of this Agreement.

     "Teekay" has the meaning assigned to such term in the first paragraph of this Agreement.

     "Teekay Spain" has the meaning assigned to such term in the first paragraph of this Agreement.

     "Underwriters" has the meaning assigned to such term in Recital D.2 of this Agreement.


                                   ARTICLE II
                      THE OFFERING AND RELATED TRANSACTIONS

     The Parties acknowledge that each of the following actions is occurring prior to the completion of the transactions contemplated in Article III hereof.

     2.1 CONTRIBUTION BY TEEKAY TO GP LLC OF INITIAL OLLC INTEREST. The Parties acknowledge Teekay's contribution of the Initial OLLC Interest to GP LLC.

     2.2 CONTRIBUTION BY GP LLC TO THE MLP OF THE INITIAL OLLC INTEREST. The Parties acknowledge GP LLC's contribution of the Initial OLLC Interest to the MLP prior to the Offering, and GP LLC acknowledges receipt of the following in exchange for its contribution of the Initial OLLC Interest to the MLP as an additional contribution to the capital of the MLP: (a) a continuation of its 2% general partner interest in the MLP and (b) the Incentive Distribution Rights in the MLP.

     2.3 CONTRIBUTION BY TEEKAY TO THE MLP OF THE REMAINING OLLC INTEREST AND CASH. The Parties acknowledge Teekay's contribution of the Remaining OLLC Interest to the MLP prior to the Offering, and Teekay acknowledges (a) the continuation of its 98% limited partner interest in the MLP in exchange for its contribution to the MLP of the Remaining OLLC Interest and (b) the Note.

     2.4 AMENDMENT AND RESTATEMENT OF EXISTING CREDIT FACILITY. Teekay Spain and Gas I have amended and restated the Existing Credit Facility, pursuant to which the MLP, the OLLC and certain of the OLLC's subsidiaries shall have a working capital line of credit (such amended and restated credit facility, and any extension, renewal or refinancing thereof, being the "Bank Credit Facility").


CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT

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                                   ARTICLE III
                             CONCURRENT TRANSACTIONS

     The Parties acknowledge that each of the following actions is occurring concurrently with the closing of the Offering and the completion of the actions set forth in Article II above.

     3.1 CONVERSION OF TEEKAY'S LIMITED PARTNER INTEREST. The MLP hereby converts Teekay's limited partner interest in the MLP into (a) 8,984,572 Common Units, representing a 30.4% limited partner interest in the MLP, and (b) 14,484,572 Subordinated Units, representing a 49% limited partner interest in the MLP.

     3.2 MLP RECEIPT OF CASH CONTRIBUTION. In exchange for the MLP's issuance of 5,500,000 Common Units, the MLP acknowledges receipt of the Offering Proceeds in cash as a capital contribution to the MLP, and the Parties acknowledge that the MLP has used all of such capital contribution to (a) pay the Underwriters' discounts and commissions of $8.1 million (which may be withheld by the Underwriters from the Offering Proceeds as payment thereof), (b) pay other Offering expenses incurred by the MLP of approximately $3.4 million and (c) repay the Note.

     3.3 SPECIFIC CONVEYANCES. To further evidence the contributions of the Assets reflected in this Agreement, each party making such contribution may have executed and delivered to the party receiving such contribution certain conveyance, assignment and bill of sale instruments (the "Specific Conveyances"). The Specific Conveyances shall evidence and perfect such sale and contribution made by this Agreement and shall not constitute a second conveyance of any assets or interests therein and shall be subject to the terms of this Agreement.


                                   ARTICLE IV
                        ASSUMPTION OF CERTAIN LIABILITIES

     4.1 ASSUMPTION OF INITIAL OLLC LIABILITIES BY GP LLC. In connection with the contribution by Teekay of the Initial OLLC Interest to GP LLC, as described in Section 2.1 above, GP LLC hereby assumes and agrees to duly and timely pay, perform and discharge all of the Initial OLLC Liabilities, to the full extent that Teekay has been heretofore or would have been in the future obligated to pay, perform and discharge the Initial OLLC Liabilities were it not for the execution and delivery of this Agreement; provided, however, that such assumption and agreement to duly and timely pay, perform and discharge the Initial OLLC Liabilities shall not (a) increase the obligation of GP LLC with respect to the Initial OLLC Liabilities beyond that of Teekay, (b) waive any valid defense that was available to Teekay with respect to the Initial OLLC Liabilities or (c) enlarge any rights or remedies of any third party under or with respect to any of the Initial OLLC Liabilities.


CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT

     4.2 ASSUMPTION OF INITIAL OLLC LIABILITIES BY THE MLP. In connection with the contribution by GP LLC to the MLP of the Initial OLLC Interest as described in Section 2.2 above, the MLP hereby assumes and agrees to duly and timely pay, perform and discharge all of the Initial OLLC Liabilities, to the full extent that GP LLC has been heretofore or would have been in the future obligated to pay, perform and discharge such obligations and liabilities were it not for the execution and delivery of this Agreement; provided, however, that such assumption and agreement to duly and timely pay, perform and discharge the Initial OLLC Liabilities shall not (a) increase the obligation of the MLP with respect to the Initial OLLC Liabilities beyond that of GP LLC, (b) waive any valid defense that was available to GP LLC with respect to the Initial OLLC Liabilities or (c) enlarge any rights or remedies of any third party under or with respect to any of the Initial OLLC Liabilities.

     4.3 ASSUMPTION OF REMAINING OLLC LIABILITIES BY THE MLP. In connection with the contribution by Teekay to the MLP of the Remaining OLLC Interest as described in Section 2.3 above, the MLP hereby assumes and agrees to duly and timely pay, perform and discharge all of the Remaining OLLC Liabilities, to the full extent that Teekay has been heretofore or would have been in the future obligated to pay, perform and discharge such obligations and liabilities were it not for the execution and delivery of this Agreement; provided, however, that such assumption and agreement to duly and timely pay, perform and discharge the Remaining OLLC Liabilities shall not (a) increase the obligation of the MLP with respect to the Remaining OLLC Liabilities beyond that of Teekay, (b) waive any valid defense that was available to Teekay with respect to the Remaining OLLC Liabilities or (c) enlarge any rights or remedies of any third party under or with respect to any of the Remaining OLLC Liabilities.

     4.4 GENERAL PROVISIONS RELATING TO ASSUMPTION OF LIABILITIES. Notwithstanding anything to the contrary contained in this Agreement, including, without limitation, the terms and provisions of this Article IV, none of the Parties shall be deemed to have assumed, and none of the Assets have been or are being contributed subject to, [(a) any liens or security interests securing consensual indebtedness covering any of the Assets, except for liens and security interests securing borrowings under the Existing Credit Facility, the Bank Credit Facility and all such liens and security interests disclosed in the Registration Statement or normally associated with oil and LNG shipping vessels, and all such liens and security interests (except such liens set forth above) shall be deemed to be excluded from the assumptions of liabilities made under this Article IV or (b) ]any of the liabilities covered by the indemnities set forth in the Omnibus Agreement to the extent such liabilities are covered by such indemnities, and all such liabilities shall be deemed to be excluded from the assumptions of liabilities made under this Article IV to the extent that such liabilities are covered by such indemnities.


CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT

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                                    ARTICLE V
                             ADDITIONAL TRANSACTION

     5.1 EXERCISE OF THE OVER-ALLOTMENT OPTION. The Parties acknowledge that in the event the Underwriters exercise their over-allotment option, the MLP shall contribute to the OLLC any net proceeds therefrom for debt repayment by the OLLC.


                                   ARTICLE VI
                                  TITLE MATTERS

     6.1 ENCUMBRANCES.

     (a) Except to the extent provided in Article IV or any other document executed in connection with this Agreement or the Offering, including, without limitation, the Omnibus Agreement, the contribution and conveyance (by operation of law or otherwise) of the various Assets are made expressly subject to all recorded encumbrances, agreements, defects, restrictions, and adverse claims covering the respective Assets and all Laws of governmental authorities or tribunals having or asserting jurisdiction over the Assets and operations conducted thereon or therewith, in each case to the extent the same are valid and enforceable and affect the Assets, including, without limitation, (i) all matters that a visual inspection of the Assets would reflect, (ii) the applicable liabilities assumed in Article IV, and (iii) all matters contained in the Specific Conveyances.

     (b) To the extent that certain jurisdictions in which the Assets are located or deemed to be located may require that documents be recorded in order to evidence the transfers of title reflected in this Agreement, then the provisions set forth in Section 6.1(a) immediately above shall also be applicable to the conveyances under such documents.

     6.2 DISCLAIMER OF WARRANTIES; SUBROGATION; WAIVER OF BULK SALES LAWS.

         (a) EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE OFFERING, INCLUDING, WITHOUT LIMITATION, THE OMNIBUS AGREEMENT, THE PARTIES ACKNOWLEDGE AND AGREE THAT NONE OF THE PARTIES HAS MADE, DOES NOT MAKE, AND EACH SUCH PARTY SPECIFICALLY NEGATES AND DISCLAIMS, ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, ORAL OR WRITTEN, PAST OR PRESENT, REGARDING (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE ASSETS, INCLUDING, WITHOUT


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LIMITATION, THE ENVIRONMENTAL CONDITION OF THE ASSETS GENERALLY, INCLUDING,
WITHOUT LIMITATION, THE PRESENCE OR LACK OF HAZARDOUS SUBSTANCES OR OTHER MATTERS ON THE ASSETS, (B) THE INCOME TO BE DERIVED FROM THE ASSETS, (C) THE SUITABILITY OF THE ASSETS FOR ANY AND ALL ACTIVITIES AND USES THAT MAY BE CONDUCTED THEREON OR THEREWITH, (D) THE COMPLIANCE OF OR BY THE ASSETS OR THEIR OPERATION WITH ANY LAWS (INCLUDING WITHOUT LIMITATION ANY ZONING, ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS), OR (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE ASSETS. EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE OFFERING INCLUDING, WITHOUT LIMITATION, THE OMNIBUS AGREEMENT, EACH PARTY ACKNOWLEDGES AND AGREES THAT SUCH PARTY HAS HAD THE OPPORTUNITY TO INSPECT THE RESPECTIVE ASSETS, AND SUCH PARTY IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE RESPECTIVE ASSETS AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY ANY OF THE OTHER PARTIES. EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE OFFERING, INCLUDING, WITHOUT LIMITATION, THE OMNIBUS AGREEMENT, NONE OF THE PARTIES IS LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE ASSETS FURNISHED BY ANY AGENT, EMPLOYEE, SERVANT OR THIRD PARTY. EXCEPT TO THE EXTENT PROVIDED IN ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE OFFERING, INCLUDING, WITHOUT LIMITATION, THE OMNIBUS AGREEMENT, EACH OF THE PARTIES ACKNOWLEDGES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE CONTRIBUTION OF THE ASSETS AS PROVIDED FOR HEREIN IS MADE IN AN "AS IS," "WHERE IS" CONDITION WITH ALL FAULTS, AND THE ASSETS ARE CONTRIBUTED AND CONVEYED SUBJECT TO ALL OF THE MATTERS CONTAINED IN THIS SECTION. THIS SECTION SHALL SURVIVE SUCH CONTRIBUTION AND CONVEYANCE OR THE TERMINATION OF THIS AGREEMENT. THE PROVISIONS OF THIS SECTION HAVE BEEN NEGOTIATED BY THE PARTIES AFTER DUE CONSIDERATION AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY REPRESENTATIONS OR WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, WITH


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RESPECT TO THE ASSETS THAT MAY ARISE PURSUANT TO ANY LAW NOW OR HEREAFTER IN
EFFECT, OR OTHERWISE, EXCEPT AS SET FORTH IN THIS AGREEMENT OR ANY OTHER DOCUMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE OFFERING, INCLUDING, WITHOUT LIMITATION, THE OMNIBUS AGREEMENT.

     (b) To the extent that certain jurisdictions in which the Assets are located or deemed to be located may require that documents be recorded in order to evidence the transfers of title reflected in this Agreement, then the disclaimers set forth in Section 6.2(a) immediately above shall also be applicable to the conveyances under such documents.

     (c) The contributions of the Assets made under this Agreement are made with full rights of substitution and subrogation of the respective Parties receiving such contributions, and all persons claiming by, through and under such Parties, to the extent assignable, in and to all covenants and warranties by the predecessors-in-title of the Parties contributing the Assets, and with full subrogation of all rights accruing under applicable statutes of limitation and all rights of action of warranty against all former owners of the Assets.

     (d) Each of the Parties agrees that the disclaimers contained in this
Section 6.2 are "conspicuous" disclaimers. Any covenants implied by Law by the use of the words "grant," "convey," "bargain," "sell," "assign," "transfer," "deliver," or "set over" or any of them, or any other words used in this Agreement or any exhibits hereto, are hereby expressly disclaimed, waived and negated.

     (e) Each of the Parties hereby waives compliance with any applicable bulk sales law or any similar law in any applicable jurisdiction in respect of the transactions contemplated by this Agreement.

                                   ARTICLE VII
                               FURTHER ASSURANCES


     7.1 FURTHER ASSURANCES. From time to time after the date hereof, and without any further consideration, the Parties agree to execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and will do all such other acts and things, all in accordance with applicable Law, as may be necessary or appropriate (a) more fully to assure that the applicable Parties own all of the properties, rights, titles, interests, estates, remedies, powers and privileges granted by this Agreement, or which are intended to be so granted, (b) more fully and effectively to vest in the applicable Parties and their respective successors and assigns beneficial and record


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                                      -11-
title to the interests contributed and assigned by this Agreement or intended so to be and (c) to more fully and effectively carry out the purposes and intent of this Agreement.

     7.2 POWER OF ATTORNEY. Each Party that has conveyed any Assets (the "Conveyed Assets") as reflected by this Agreement (collectively, the "Conveying Parties") hereby constitutes and appoints GP LLC (the "Attorney-in-Fact") its true and lawful attorney-in-fact with full power of substitution for it and in its name, place and stead or otherwise on behalf of the applicable Conveying Party and its successors and assigns, and for the benefit of the Attorney-in-Fact to demand and receive from time to time the Conveyed Assets contributed and conveyed by this Agreement (or intended so to be) and to execute in the name of the applicable Conveying Party and its successors and assigns instruments of conveyance, instruments of further assurance and to give receipts and releases in respect of the same, and from time to time to institute and prosecute in the name of the applicable Conveying Party for the benefit of the Attorney-in-Fact, any and all proceedings at law, in equity or otherwise which the Attorney-in-Fact may deem proper in order to (a) collect, assert or enforce any claims, rights or titles of any kind in and to the Conveyed Assets, (b) defend and compromise any and all actions, suits or proceedings in respect of any of the Conveyed Assets, and (c) do any and all such acts and things in furtherance of this Agreement as the Attorney-in-Fact shall deem advisable. Each Conveying Party hereby declares that the appointment hereby made and the powers hereby granted are coupled with an interest and are and shall be irrevocable and perpetual and shall not be terminated by any act of any Conveying Party or its successors or assigns or by operation of law.

     7.3 OTHER ASSURANCES. From time to time after the date hereof, and without any further consideration, each of the Parties shall execute, acknowledge and deliver all such additional instruments, notices and other documents, and will do all such other acts and things, all in accordance with applicable Law, as may be necessary or appropriate to more fully and effectively carry out the purposes and intent of this Agreement. It is the express intent of the Parties that the MLP or its subsidiaries own all assets necessary to operate the Assets that are identified in this Agreement and in the Registration Statement. To the extent any assets were not identified but are necessary to the operation of such Assets that were identified, then the intent of the Parties is that all such unidentified assets are intended to be conveyed to the appropriate members of the Partnership Group. To the extent such assets are identified at a later date, the Parties shall take the appropriate actions required in order to convey all such assets to the appropriate members of the Partnership Group. Likewise, to the extent that assets are identified at a later date that were not intended by the parties to be conveyed as reflected in this Agreement or the Registration


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Statement, the Parties shall take the appropriate actions required in order to convey all such assets to the appropriate party.


                                  ARTICLE VIII
                                  MISCELLANEOUS

     8.1 ORDER OF COMPLETION OF TRANSACTIONS. The transactions provided for in Articles II, III, IV and V of this Agreement shall be completed [on] the Effective Date in the following order:

     First, the transactions provided for in Articles II and IV shall be completed in the order set forth therein;

     Second, the transactions provided for in Article III shall be completed in the order set forth therein; and

     Fourth, the transactions provided for in Article V shall be completed in the order set forth therein.

     8.2 CONSENTS; RESTRICTION ON ASSIGNMENT. If there are prohibitions against or conditions to the contribution and conveyance of one or more of the Assets without the prior written consent of third parties, including, without limitation, governmental agencies (other than consents of a ministerial nature which are normally granted in the ordinary course of business), which if not satisfied would result in a breach of such prohibitions or conditions or would give an outside party the right to terminate rights of the Party to whom the applicable Assets were intended to be conveyed (the "Beneficial Owner") with respect to such portion of the Assets (herein called a "Restriction"), then any provision contained in this Agreement to the contrary notwithstanding, the transfer of title to or interest in each such portion of the Assets (herein called the "Restriction Asset") pursuant to this Agreement shall not become effective unless and until such Restriction is satisfied, waived or no longer applies. When and if such a Restriction is so satisfied, waived or no longer applies, to the extent permitted by applicable Law and any applicable contractual provisions, the assignment of the Restriction Asset subject thereto shall become effective automatically as of the Effective Time (in the appropriate order indicated by Section 8.1), without further action on the part of any Party. Each of the applicable Parties that were involved with the conveyance of a Restriction Asset agree to use commercially reasonable efforts to obtain on a timely basis satisfaction of any Restriction applicable to any Restriction Asset conveyed by or acquired by any of them. The description of any portion of the Assets as a "Restriction Asset" shall not be construed as an admission that any Restriction exists with respect to the transfer of such portion of the Assets. In the event that any Restriction Asset exists, the applicable Party agrees to continue to hold such Restriction Asset in trust for the


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

exclusive benefit of the applicable Party to whom such Restriction Asset was intended to be conveyed and to otherwise use commercially reasonable efforts to provide such other Party with the benefits thereof, and the party holding such Restriction Asset will enter into other agreements, or take such other action as it may deem necessary, in order to ensure that the applicable Party to whom such Restriction Asset was intended to be conveyed has the assets and concomitant rights necessary to enable the applicable Party to operate such Restriction Asset in all material respects as it was operated prior to the Effective Time. Furthermore, in such event the applicable Party to whom such Restriction Asset was intended to be conveyed agrees to assume such liabilities and perform such obligations relating to such Restriction Asset as if it had been conveyed at the Effective Time.

     8.3 COSTS. The MLP shall pay any and all sales, use and similar taxes arising out of the contributions, conveyances and deliveries to be made hereunder, and shall pay all documentary, filing, recording, transfer, deed, and conveyance taxes and fees required in connection therewith. In addition, the MLP shall be responsible for all costs, liabilities and expenses (including, without limitation, court costs and reasonable attorneys' fees) incurred in connection with the satisfaction or waiver of any Restriction pursuant to Section 8.2 to the extent such Restriction was disclosed to the MLP on or before the Effective Date.

     8.4 HEADINGS; REFERENCES; INTERPRETATION. All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words "hereof," "herein" and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All references herein to Articles and Sections shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement, respectively. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word "including" following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as "without limitation," "but not limited to," or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

     8.5 SUCCESSORS AND ASSIGNS. The Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.



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

     8.6 NO THIRD PARTY RIGHTS. The provisions of this Agreement are intended to bind the Parties as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

     8.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the parties hereto.

     8.8 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the [Republic of the Marshall Islands] applicable to contracts made and to be performed wholly within such jurisdiction without giving effect to conflict of law principles thereof, except to the extent that it is mandatory that the law of some other jurisdiction, wherein the Assets are located, shall apply.

     8.9 SEVERABILITY. If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any governmental body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid, and an equitable adjustment shall be made and necessary provision added so as to give effect, as nearly as possible, to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.

     8.10 DEED; BILL OF SALE; ASSIGNMENT. To the extent required and permitted by applicable Law, this Agreement shall also constitute a "deed," "bill of sale" or "assignment" of the Assets.

     8.11 AMENDMENT OR MODIFICATION. This Agreement may be amended or modified from time to time only by the written agreement of all the Parties hereto.

     8.12 INTEGRATION. This Agreement and the instruments referenced herein supersede all previous understandings or agreements among the Parties, whether oral or written, with respect to its subject matter hereof. This Agreement and such instruments contain the entire understanding of the Parties with respect to the subject matter hereof and thereof. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the Parties hereto after the date of this Agreement.


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

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.



                                    TEEKAY SHIPPING CORPORATION, a
                                    Marshall Islands corporation

                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:

                                                       "Teekay"



                                    TEEKAY GP L.L.C., a Marshall Islands
                                    limited liability company

                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:

                                                       "GP LLC"


                                    TEEKAY LNG PARTNERS L.P., a
                                    Marshall Islands limited partnership

                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:

                                                       "MLP"


                                    TEEKAY LNG OPERATING L.L.C., a
                                    Marshall Islands limited liability company

                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:

                                                       "OLLC"

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

                                    TEEKAY SHIPPING SPAIN S.L., a
                                    Spanish company

                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:

                                                       "Teekay Spain"



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